                                                                   Exhibit 10.12

                 AMENDMENT NO. 1 TO THE STOCK PURCHASE AGREEMENT

            This Amendment No. 1 (this "Amendment") is made as of July 2, 1999 to that certain Stock Purchase Agreement (the "Stock Purchase Agreement") dated as of June 21, 1999 by and among El Sitio International Corporation, a British Virgin Islands company (the "Company"), Ibero-American Media Partners II Ltd., a Cayman Islands company ("IAMP"), Washburn Enterprises Inc., a British Virgin Islands company ("Washburn") and Chestnut Hill (El Sitio), LLC a Delaware limited liability company.

            WHEREAS IAMP assigned and delegated all rights and obligations with respect to the Stock Purchase Agreement to IAMP (El Sitio) Investments Ltd., and IAMP (El Sitio) Investments Ltd. assumed all such rights and obligations in accordance with the terms of the Assignment and Assumption Agreement; and

            WHEREAS the parties hereto are parties to the Stock Purchase Agreement and such parties desire to amend the terms of the Securities Purchase Agreement as provided herein.

            NOW THEREFORE, the parties hereto, in consideration of the mutual agreements herein contained and the promises herein expressed, and for other good consideration acknowledged by each of them to be satisfactory and adequate, do hereby agree as follows:

            1. Capitalized Terms. Capitalized terms used herein but not defined herein have the meanings given to them in the Stock Purchase Agreement.

            2. Amendments. Pursuant to Section 9.6 of the Stock Purchase Agreement, the parties hereto agree to the following amendments:

            (a) The first paragraph of Section 2.3 of the Stock Purchase Agreement is hereby deleted in its entirety and replaced with the following paragraph:

      "2.3 Barter. Washburn shall cause to be provided to the Company the equivalent of Six Million Dollars ($6,000,000) in advertising time (the "Advertising Time Credit") on any or all of the media networks owned or controlled by Ibero-American Media Partners II Ltd. ("IAMP"), an Affiliate of Washburn, in consideration for 856,916 Preferred Shares (the "Barter Shares") purchased hereunder, subject to the following terms and conditions:"

            (b) Subsection (b) of Section 2.3 of the Stock Purchase Agreement is hereby deleted in its entirety and replaced with the following paragraph:

      "(b) Washburn (or one of its Affiliates) shall deliver to the Company a statement of the cost of advertisements placed by the Company in each quarter which will be charged against the Advertising Time Credit (the "Quarterly Usage"), as promptly as practicable following the end of each calendar quarter in which the Company places advertising. Within five (5) business days thereafter, the Company shall issue, sell and deliver to Washburn that number of the Barter Shares as is equal to the result of dividing the Quarterly Usage by 7.00186; provided, that in the event that there remain any Barter Shares which have not been delivered to Washburn on the expiration of the Credit Period, the Company shall, within five (5) business days following the expiration of the Credit Period, deliver to the Company all remaining unissued Barter Shares.

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The Barter Shares shall be, when delivered to Washburn, duly and irrevocably authorized and validly issued, fully paid and non-assessable, regardless of whether the Advertising Time Credit is fully used. In addition to any other rights or remedies Washburn may have, Washburn shall be authorized to cease providing any advertising to the Company in the event that the Barter Shares are not delivered to Washburn when due."

            (c) Exhibit A to the Stock Purchase Agreement is hereby deleted in its entirety and replaced with the Exhibit A attached hereto.

            3. Entire Agreement. This Amendment, together with the Stock Purchase Agreement, contains the entire agreement of the parties with respect to the subject matter hereof and no representations, inducements, promises or agreements, oral or otherwise, between the parties not embodies herein shall be of any force or effect.

            4. Governing Law. This Amendment shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to the principles of conflicts of law thereof.

            5. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            [The rest of this page has been intentionally left blank]


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

            IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, have duly executed this Amendment as of the day first above written.


                                         EL SITIO INTERNATIONAL CORPORATION

                                         By: /s/ Roberto Cibrian Campoy
                                            ------------------------------------
                                         Name: ROBERTO CIBRIAN CAMPOY
                                         Title: CHIEF EXECUTIVE OFFICER
                                                EL SITIO INTERNATIONAL CORP

                                         IAMP (EL SITIO) INVESTMENTS LTD.

                                         By:
                                            ------------------------------------
                                         Name:
                                         Title:


                                         WASHBURN ENTERPRISES INC.

                                         By:
                                            ------------------------------------
                                         Name:
                                         Title:


                                         CHESTNUT HILL (EL SITIO), LLC

                                         By:
                                            ------------------------------------
                                         Name:
                                         Title:

            IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, have duly executed this Amendment as of the day first above written.


                                         EL SITIO INTERNATIONAL CORPORATION

                                         By:
                                            ------------------------------------
                                         Name:
                                         Title:


                                         IAMP (EL SITIO) INVESTMENTS LTD.

                                         By: /s/ Jose Santos
                                            ------------------------------------
                                         Name: FOR WESTLAW LIMITED
                                         Title: Director


                                         WASHBURN ENTERPRISES INC.

                                         By:
                                            ------------------------------------
                                         Name:
                                         Title:


                                         CHESTNUT HILL (EL SITIO), LLC

                                         By:
                                            ------------------------------------
                                         Name:
                                         Title:

            IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, have duly executed this Amendment as of the day first above written.


                                         EL SITIO INTERNATIONAL CORPORATION

                                         By:
                                            ------------------------------------
                                         Name:
                                         Title:


                                         IAMP (EL SITIO) INVESTMENTS LTD.

                                         By:
                                            ------------------------------------
                                         Name:
                                         Title:


                                         WASHBURN ENTERPRISES INC.

                                         By: /s/ Amaya Ariztoy
                                            ------------------------------------
                                         Name:  AMAYA ARIZTOY
                                         Title: Authorized Signatory


                                         CHESTNUT HILL (EL SITIO), LLC


                                         By:
                                            ------------------------------------
                                         Name:
                                         Title:

            IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, have duly executed this Amendment as of the day first above written.


                                         EL SITIO INTERNATIONAL CORPORATION

                                         By:
                                            ------------------------------------
                                         Name:
                                         Title:


                                         IAMP (EL SITIO) INVESTMENTS LTD.

                                         By:
                                            ------------------------------------
                                         Name:
                                         Title:


                                         WASHBURN ENTERPRISES INC.

                                         By:
                                            ------------------------------------
                                         Name:
                                         Title:


                                         CHESTNUT HILL (EL SITIO), LLC

                                         By: /s/ Michael Greeley
                                            ------------------------------------
                                         Name:  SVP
                                         Title: Michael Greeley

                                    EXHIBIT A

                                  Number of
Name                           Class A Preferred  Percentage(1)   Purchase Price
----                           -----------------  -------------   --------------

Ibero-American Media                3,142,025     23.70%          $22,000,000
     Partners II Ltd.

Washburn Enterprises, Inc.           856,916       6.46%           $6,000,000

Chestnut Hill (El Sitio), LLC        728,378       5.49%           $5,100,000


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(1) Assumes full conversion of all convertible securities, the exercise of already granted options under the Company stock option plan, and the delivery of all preferred shares under the barter agreements with Washburn and TV Azteca.


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